UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported)  August 30, 2004
                                                         -----------------

                        Franklin Street Properties Corp.
        (formerly known as Franklin Street Partners Limited Partnership)
        ----------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            000-32615                                 04-3578653
        ------------------------           ---------------------------------
        (Commission File Number)           (IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, MA                   01880-6210
---------------------------------------------                   ----------
  (Address of Principal Executive Offices)                      (Zip Code)

                                 (781) 557-1300
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

      On August 13, 2004, Franklin Street Properties Corp. ("FSP Corp." or the "Registrant"), a Maryland corporation, four wholly-owned acquisition subsidiaries of FSP Corp., each a Delaware corporation (the "Acquisition Subs"), and four real estate investment trusts, each a Delaware corporation (the "Target REITs"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for (i) FSP Corp.'s acquisition of each of the Target REITs by merging each Target REIT into a related Acquisition Sub, resulting in the Acquisition Sub being the surviving corporation and (ii) the issuance of approximately 10,894,994 shares of FSP Corp. Common Stock as consideration in connection with the mergers. Upon consummation of the mergers, the holders of the preferred stock of the preferred stock of the Target REITs will become stockholders of FSP Corp.

      Pursuant to the requirements of Rule 3-14 of Regulation S-X, this Current Report on Form 8-K includes a Statement of Revenues over Certain Operating Expenses for FSP Addison Circle Corp., FSP Collins Crossing Corp., FSP Montague Business Center Corp., and FSP Royal Ridge Corp. for the six months ended June 30, 2004 (unaudited) and for the three years ended December 31, 2003 or, in the case of FSP Royal Ridge Corp., for the two years ended December 31, 2003, as well as pro forma financial information for FSP Corp. and the acquisition of 13 real estate investment trusts completed by FSP Corp. in June 2003. Because changes will likely occur in occupancy, rents and expenses experienced by the Target REITs and because the merger may not be completed, the historical financial statements and pro forma financial data presented should not be considered as a projection of future results.

      In connection with the mergers, the Registrant is hereby filing as part of this Current Report on Form 8-K the financial statements and pro forma financial statements set forth below under Item 9.01.

      Upon consummation of the mergers, the Registrant expects to file a Current Report under Item 2.01 of Form 8-K, "Completion of Acquisition or Disposition of Assets," reporting the information required to be set forth therein.

                           FORWARD LOOKING STATEMENTS

THIS FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON FSP CORP.'S CURRENT BELIEFS AND EXPECTATIONS, BUT THEY ARE NOT GUARANTEED. FOR EXAMPLE, THE REVENUE IN EXCESS OF OPERATING EXPENSES MAY BE LESS THAN CURRENTLY EXPECTED DUE TO CHANGING MARKET CONDITIONS, INCREASED EXPENSES OR FOR OTHER REASONS. ALSO, VARIOUS CLOSING CONDITIONS UNDER THE MERGER AGREEMENTS MAY NOT BE SATISFIED AND THE ACQUISITION MAY NOT BE COMPLETED. INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

Item 9.01 Financial Statements and Exhibits.

      (a)   Financial Statements Under Rule 3-14 of Regulation S-X

            Statements of revenue over certain operating expenses for FSP Addison Circle Corp.

            Index to Statements of revenue over certain operating expenses
            for the six months ended June 30, 2004 and 2003 (unaudited)      F-1

            Index to Statements of revenue over certain operating expenses
            for the three years ended December 31, 2003                      F-4


            Statements of revenue over certain operating expenses for FSP Collins Crossing Corp.

            Index to Statements of revenue over certain operating expenses
            for the six months ended June 30, 2004 and 2003 (unaudited)     F-10

            Index to Statements of revenue over certain operating expenses
            for the three years ended December 31, 2003                     F-13


            Statements of revenue over certain operating expenses for FSP Montague Business Center Corp.

            Index to Statements of revenue over certain operating expenses
            for the six months ended June 30, 2004 and 2003 (unaudited)     F-19

            Index to Statements of revenue over certain operating expenses
            for the three years ended December 31, 2003                     F-22


            Statements of revenue over certain operating expenses for FSP Royal Ridge Corp.

            Index to Statements of revenue over certain operating expenses
            for the six months ended June 30, 2004 and 2003 (unaudited)     F-28

            Index to Statements of revenue over certain operating expenses
            for the two years ended December 31, 2003                       F-31


      (b)   Pro Forma Financial Information

            Franklin Street Properties Corp. Unaudited Pro Forma
            Condensed Combined Financial Statements                         F-37


      (c)   Exhibits

            23.1 Consent of Braver and Company, P.C.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2004               REGISTRANT

                                    FRANKLIN STREET PROPERTIES CORP.

                                    By: /s/ George J. Carter
                                        --------------------------------
                                        George J. Carter
                                        President and Chief Executive Officer

                             FSP ADDISON CIRCLE CORP
                             JUNE 30, 2004 AND 2003


                                    CONTENTS
                                                                            PAGE

Statements of revenue over certain operating expenses                        F-2

Notes accompanying the statements of revenue over certain
    operating expenses                                                       F-3

                            FSP ADDISON CIRCLE CORP.
              STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
                     SIX MONTHS ENDED JUNE 30, 2004 AND 2003
                                   (unaudited)


                                                            2004         2003
                                                         ----------   ----------

Revenue

  Rental income                                          $4,720,305   $4,332,624
                                                         ----------   ----------

                                                          4,720,305    4,332,624
                                                         ----------   ----------

Certain operating expenses

  Taxes and insurance                                       682,882      626,066
  Management fees                                           110,572      109,520
  Administrative                                             24,829       50,793
  Operating and maintenance                                 669,470      708,688
                                                         ----------   ----------

                                                          1,487,753    1,495,067
                                                         ----------   ----------

Excess of revenue over certain operating expenses        $3,232,552   $2,837,557
                                                         ==========   ==========


    The accompanying notes are an integral part of these financial statements

                            FSP ADDISON CIRCLE CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
                                   (unaudited)


1.    DESCRIPTION OF THE PROPERTY:

      The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a recently constructed ten-story Class "A" suburban office tower containing approximately 293,787 rentable square feet located on approximately 3.62 acres of land in Addison, Dallas County, Texas (the "Property"). The subject property was purchased by Champion Addison One, LP as a vacant tract of land on November 11, 1997. On September 30, 2002, Champion Addison One, LP sold the property to FSP Addison Circle Corp. (the "Company").

2.    BASIS OF ACCOUNTING:

      The accompanying Statements have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to the future operations of the Property.

3.    USE OF ESTIMATES:

      The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

4.    CONCENTRATIONS OF RISKS:

      For the six months ended June 30, 2004 and 2003, rental income was received from various lessees. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

5.    LEASES:

      The Company, as lessor, has minimum future rentals due under a noncancellable operating leases as follows:

                     Year Ending
                     December 31,         Amount
                     ------------      ------------

                         2004          $  3,342,000
                         2005             6,636,000
                         2006             5,698,000
                         2007             3,101,000
                         2008             2,369,000
                      Thereafter            943,000
                                       ------------

                                       $ 22,089,000
                                       ============

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

                            FSP ADDISON CIRCLE CORP.
                        DECEMBER 31, 2003, 2002, AND 2001


                                 CONTENTS

                                                                            PAGE

Independent auditors' report                                                 F-5

Statements of revenue over certain operating expenses                        F-6

Notes accompanying the statements of revenue over certain
   operating expenses                                                        F-7

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
FSP Addison Circle Corp.


We have audited the accompanying statements of revenue over certain operating expenses (the "Statements") of FSP Addison Circle Corp. for the years ended December 31, 2003, 2002, and 2001. These Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statements' presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, and exclude certain expenses described in Note 2, and therefore, are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, these Statements referred to above presents fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2), of FSP Addison Circle Corp. for the years ended December 31, 2003, 2002, and 2001, in conformity with the basis of accounting described in Note 2.


/s/ Braver and Company, P.C
Newton, Massachusetts
February 28, 2004

                            FSP ADDISON CIRCLE CORP.
              STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
                  YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001


                                               2003         2002         2001
                                            ----------   ----------   ----------
                                                (3)          (2)          (1)

REVENUE

  Rental income                             $8,579,509   $8,679,187   $8,353,790
                                            ----------   ----------   ----------

CERTAIN OPERATING EXPENSES (Note 2):

  Taxes and insurance                        1,354,203    1,257,727    1,195,547
  Management fees                              216,292      158,765      135,923
  Administrative                               339,180      592,811      446,024
  Operating and maintenance                  1,227,418      880,036      905,373
                                            ----------   ----------   ----------

                                             3,137,093    2,889,339    2,682,867
                                            ----------   ----------   ----------

Excess of revenue over certain
  operating expenses                        $5,442,416   $5,789,848   $5,670,923
                                            ==========   ==========   ==========

Property Owner:
3 - FSP Addison Circle Corp
2 - January 1, 2002 to September 29, 2002 - Champion Addison One, LP
    September 30, 2002 to December 31, 2002 - FSP Addison Circle Corp. 1 - Champion Addison One, LP


    The accompanying notes are an integral part of these financial statements

                            FSP ADDISON CIRCLE CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES


1.    DESCRIPTION OF THE PROPERTY:

      The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a recently constructed ten-story Class "A" suburban office tower containing approximately 293,787 rentable square feet located on approximately 3.62 acres of land in Addison, Dallas County, Texas (the "Property"). The subject property was purchased by Champion Addison One, LP as a vacant tract of land on November 11, 1997. On September 30, 2002, Champion Addison One, LP sold the property to FSP Addison Circle Corp. (the "Company").

2.    BASIS OF ACCOUNTING:

      The accompanying Statements have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to the future operations of the Property.

3.    REVENUE RECOGNITION:

      Rental revenue includes income from leases, certain reimbursable expenses, straight-line rent adjustments and other income associated with renting the property. A summary of rental revenue is shown in the following table:

                                                  Year Ended December 31,
                                             2003          2002          2001
                                          ----------    ----------    ----------

      Income from leases                  $7,152,563    $7,230,163    $7,168,574
      Straight-line rent adjustment          321,385       358,091       293,420
      Reimbursable expenses                1,080,115     1,092,574       887,543
      Other income                            25,446         1,359         4,253
                                          ----------    ----------    ----------

         Total                            $8,579,509    $8,682,187    $8,353,790
                                          ==========    ==========    ==========


      The Company has retained substantially all of the risks and benefits of the property and accounts for its leases as operating leases. Rental income from leases, which include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its tenants. Reimbursable costs are included in rental income in the period earned.

4.    USE OF ESTIMATES:

      The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

5.    CONCENTRATIONS OF RISKS:

      For the years ended December 31, 2003, 2002, and 2001, rental income was received from various lessees. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

                            FSP ADDISON CIRCLE CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES


6.    LEASES:

      The Company, as lessor, has minimum future rentals due under a noncancellable operating leases as follows:

                     Year Ending
                     December 31,           Amount
                     ------------       -------------

                         2004           $   6,684,000
                         2005               6,636,000
                         2006               5,698,000
                         2007               3,101,000
                         2008               2,369,000
                      Thereafter              943,000
                                        -------------

                                        $  25,431,000
                                        =============

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

7.    ALLOCATION:

      Allocation of the statements of revenue over certain operating expenses by property owner, is as follows:

                                   For the period        For the period
                                 January 1, 2002 to   September 30, 2002 to    Total
                                 September 29, 2002     December 31, 2002       2002
                                 ------------------     -----------------    ----------
Revenue

  Rental income                      $6,577,352             $2,101,835       $8,679,187
                                     ----------             ----------       ----------

                                      6,577,352              2,101,835        8,679,187
                                     ----------             ----------       ----------

Certain operating expenses

  Taxes and insurance                   930,968                326,759        1,257,727
  Management fees                       105,094                 53,671          158,765
  Administrative                        512,993                 79,818          592,811
  Operating and maintenance             649,685                230,351          880,036
                                     ----------             ----------       ----------

                                      2,198,740                690,599        2,889,339
                                     ----------             ----------       ----------

Excess of revenue over certain
  operating expenses                 $4,378,612             $1,411,236       $5,789,848
                                     ==========             ==========       ==========

                            FSP ADDISON CIRCLE CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES


8.    CASH DISTRIBUTION:

      The Company declared and paid dividends as follows:

                                 Taxable Income   Return of Capital
Years          Cash Dividends      / per share      / per share
-----          --------------      -----------      -----------

2003            $  4,628,950       $  6,145         $  1,133
2002               N/A                N/A              N/A
2001               N/A                N/A              N/A

                           FSP COLLINS CROSSING CORP.
                             JUNE 30, 2004 AND 2003


                                    CONTENTS
                                                                            PAGE

Statements of revenue over certain operating expenses                       F-11

Notes accompanying the statements of revenue over certain
  operating expenses                                                        F-12

                           FSP COLLINS CROSSING CORP.
              STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
                     SIX MONTHS ENDED JUNE 30, 2004 AND 2003
                                   (unaudited)


                                                           2004          2003
                                                        ----------    ----------
                                                                          (1)
Revenue

  Rental income                                         $3,923,538    $2,568,934
                                                        ----------    ----------

                                                         3,923,538     2,568,934
                                                        ----------    ----------

Certain operating expenses

  Taxes and insurance                                      477,650       340,783
  Management fees                                          112,653        74,103
  Administrative                                            11,754         9,648
  Operating and maintenance                                784,669       410,658
                                                        ----------    ----------

                                                         1,386,726       835,192
                                                        ----------    ----------

Excess of revenue over certain operating expenses       $2,536,812    $1,733,742
                                                        ==========    ==========

Property owner:
1 - March 3, 2003 to December 31, 2003 - FSP Collins Crossing Corp.
1 - January 1, 2003 to March 2, 2003 - Collins Crossing Limited Partnership


    The accompanying notes are an integral part of these financial statements

                           FSP COLLINS CROSSING CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
                                   (unaudited)


1.    DESCRIPTION OF THE PROPERTY:

      The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a commercial building located in Dallas County, Texas (the "Property"). The Property is an eleven-story Class "A" institutional quality suburban office tower containing approximately 298,766 square feet of rentable space. The Property was owned by Collins Crossing Limited Partnership and sold to FSP Collins Crossing Corp. (the "Company") on March 3, 2003.

2.    BASIS OF ACCOUNTING:

      The accompanying Statement have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to future operations of the Property.

3.    USE OF ESTIMATES:

      The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

4.    CONCENTRATIONS OF RISKS:

      For the six months ended June 30, 2004 and 2003, rental income was from three lessees. As such, future receipts are dependent upon the financial strength of these lessees and their ability to perform under the lease agreements.

5.    LEASES:

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                     Year Ending
                     December 31,          Amount
                     ------------       ------------

                         2004           $  3,351,000
                         2005              6,947,000
                         2006              6,036,000
                         2007              5,811,000
                         2008              5,811,000
                      Thereafter           8,688,000
                                        ------------

                                        $ 36,644,000
                                        ============

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

                           FSP COLLINS CROSSING CORP.
                        DECEMBER 31, 2003, 2002 AND 2001


                                    CONTENTS
                                                                            PAGE

Independent auditors' report                                                F-14

Statements of revenue over certain operating expenses                       F-15

Notes accompanying the statements of revenue over certain
   operating expenses                                                       F-16

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
FSP Collins Crossing Corp.


We have audited the accompanying statements of revenue over certain operating expenses (the "Statements") of FSP Collins Crossing Corp. for the years ended December 31, 2003, 2002 and 2001. These Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statements' presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, and exclude certain expenses described in Note 2 and, therefore, are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, these Statements referred to above present fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2), of FSP Collins Crossing Corp. for the years ended December 31, 2003, 2002 and 2001, in conformity with the basis of accounting described in Note 2.


/s/ Braver and Company, P.C.
Newton, Massachusetts
February 28, 2004

                           FSP COLLINS CROSSING CORP.
              STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
                  YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001


                                           2003           2002           2001
                                        ----------     ----------     ----------
                                            (3)            (2)            (1)
Revenue

  Rental income                         $7,810,887     $7,719,461     $7,231,817
                                        ----------     ----------     ----------

                                         7,810,887      7,719,461      7,231,817
                                        ----------     ----------     ----------

Certain operating expenses

  Taxes and insurance                      916,353        906,803      1,080,465
  Management fees                          211,726        148,990        136,467
  Administrative                           102,130         64,208         59,948
  Operating and maintenance              1,392,632      1,165,129      1,320,489
                                        ----------     ----------     ----------

                                         2,622,841      2,285,130      2,597,369
                                        ----------     ----------     ----------

Excess of revenue over certain
  operating expenses                    $5,188,046     $5,434,331     $4,634,447
                                        ==========     ==========     ==========

Property Owner:
   3 - March 3, 2003 to December 31, 2003 - FSP Collins Crossing Corp.
   3 - January 1, 2003 to March 2, 2003 - Collins Crossing Limited Partnership 2 - Collins Crossing Limited Partnership
   1 - Collins Crossing Limited Partnership


    The accompanying notes are an integral part of these financial statements

                           FSP COLLINS CROSSING CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES


1.    DESCRIPTION OF THE PROPERTY:

      The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a commercial building located in Dallas County, Texas (the "Property"). The Property is an eleven-story Class "A" institutional quality suburban office tower containing approximately 298,766 square feet of rentable space. The Property was owned by Collins Crossing Limited Partnership and sold to FSP Collins Crossing Corp. (the "Company") on March 3, 2003.

2.    BASIS OF ACCOUNTING:

      The Statements have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to future operations of the Property.

3.    REVENUE RECOGNITION:

      Rental revenue includes income from leases, certain reimbursable expenses, and straight-line rent adjustments associated with renting the property.

                                                   Year Ended December 31,
                                               2003         2002         2001
                                            ----------   ----------   ----------

      Income from leases                    $6,822,916   $6,747,319   $6,415,650
      Straight-line rent adjustment            332,181      294,140      252,620
      Reimbursable expenses                    655,790      678,002      563,547
                                            ----------   ----------   ----------

         Total                              $7,810,887   $7,719,461   $7,231,817
                                            ==========   ==========   ==========

      The Company has retained substantially all of the risks and benefits of the Property and accounts for its leases as operating leases. Rental income from leases, which includes rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its tenants. Reimbursable costs are included in rental income in the period earned.

4.    USE OF ESTIMATES:

      The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

5.    CONCENTRATIONS OF RISKS:

      For the years ended December 31, 2003, 2002, and 2001, rental income was from three lessees. As such, future receipts are dependent upon the financial strength of these lessees and their ability to perform under the lease agreements.

                           FSP COLLINS CROSSING CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES


6.    LEASES:

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                         Year Ending
                         December 31,            Amount
                         ------------        ------------

                             2004            $  6,701,000
                             2005               6,947,000
                             2006               6,036,000
                             2007               5,811,000
                             2008               5,811,000
                          Thereafter            8,688,000
                                             ------------

                                             $ 39,994,000
                                             ============


      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

7.    ALLOCATION:

      Allocation of the statements of revenue over certain operating expenses by Property owner, is as follows:

                                  For the period      For the period
                                January 1, 2003 to   March 3, 2003 to      Total
                                   March 2, 2003     December 31, 2003      2003
                                   -------------     -----------------   ----------

Revenue
  Rental income                       $1,347,445          $6,463,442     $7,810,887
                                      ----------          ----------     ----------

                                       1,347,445           6,463,442      7,810,887
                                      ----------          ----------     ----------

Certain operating expenses
  Taxes and insurance                    156,372             759,981        916,353
  Management fees                         24,885             186,841        211,726
  Administrative                          18,688              83,442        102,130
  Operating and maintenance              275,996           1,116,636      1,392,632
                                      ----------          ----------     ----------

                                         475,941           2,146,900      2,622,841
                                      ----------          ----------     ----------

Excess of revenue over certain
  operating expenses                  $  871,504          $4,316,542     $5,188,046
                                      ==========          ==========     ==========

                           FSP COLLINS CROSSING CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES


8.    CASH DISTRIBUTION:

      The Company declared and paid dividends as follows:

                                   Taxable Income    Return of Capital
      Years      Cash Dividends     / per share        / per share
      -----      --------------     -----------        -----------

      2003       $  2,018,218         $                  $ 3,636
      2002          N/A                  N/A               N/A
      2001          N/A                  N/A               N/A

                       FSP MONTAGUE BUSINESS CENTER CORP.
                             JUNE 30, 2004 AND 2003


                                    CONTENTS
                                                                            PAGE

Statements of revenue over certain operating expenses                       F-20

Notes accompanying the statements of revenue over certain
   operating expenses                                                       F-21

                       FSP MONTAGUE BUSINESS CENTER CORP.
              STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
                     SIX MONTHS ENDED JUNE 30, 2004 AND 2003
                                   (unaudited)


                                                           2004          2003
                                                        ----------    ----------

Revenue

  Rental income                                         $2,295,842    $2,429,337
                                                        ----------    ----------

                                                         2,295,842     2,429,337
                                                        ----------    ----------

Certain operating expenses

  Taxes and insurance                                      139,807       172,551
  Management fees                                           68,104        67,955
  Administrative                                             6,827        20,708
  Operating and maintenance                                 55,920        85,432
                                                        ----------    ----------

                                                           270,658       346,646
                                                        ----------    ----------

Excess of revenue over certain operating expenses       $2,025,184    $2,082,691
                                                        ==========    ==========


    The accompanying notes are an integral part of these financial statements

                       FSP MONTAGUE BUSINESS CENTER CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
                                   (unaudited)


1.    DESCRIPTION OF THE PROPERTY:

      The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a commercial building located in San Jose, California (the "Property"). The Property consists of two adjacent single-story Class "A" suburban office buildings containing 145,951 square feet located on 9.95 acres of land. The Property was owned by Teacher's Insurance and Annuity Association of America and TlAA Realty, Inc. and sold to FSP Montague Business Center Corp (the "Company") on August 27, 2002.

2.    BASIS OF ACCOUNTING:

      The accompanying statements have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to future operations of the Property.

3.    USE OF ESTIMATES:

      The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

4.    CONCENTRATIONS OF RISKS:

      For the six months ended June 30, 2004, and 2003, rental income was from various lessees. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

5.    LEASES:

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                       Year Ending
                       December 31,          Amount
                       ------------       ------------

                           2004           $  1,991,000
                           2005              4,174,000
                           2006              4,390,000
                                          ------------

                                          $ 10,555,000
                                          ============

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

                              FSP MONTAGUE BUSINESS
                                  CENTER CORP.
                        DECEMBER 31, 2003, 2002 AND 2001


                                    CONTENTS
                                                                            PAGE

Independent auditors' report                                                F-23

Statements of revenue over certain operating expenses                       F-24

Notes accompanying the statements of revenue over certain
   operating expenses                                                       F-25

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
FSP Montague Business Center Corp.


We have audited the accompanying statements of revenue over certain operating expenses (the "Statement") of FSP Montague Business Center Corp. for the years ended December 31, 2003, 2002 and 2001. These Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statements' presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, and exclude certain expenses described in Note 2 and, therefore, are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, these Statements referred to above present fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of FSP Montague Business Center Corp. for the years ended December 31, 2003, 2002 and 2001, in conformity with the basis of accounting described in
Note 2.


/s/ Braver and Company, P.C.
Newton, Massachusetts
February 28, 2004

                       FSP MONTAGUE BUSINESS CENTER CORP.
              STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
                  YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001


                                                        2003          2002          2001
                                                     ----------    ----------    ----------
                                                         (3)           (2)           (1)

Revenue:

  Rental income                                      $4,807,583    $4,362,159    $3,822,325
                                                     ----------    ----------    ----------

                                                      4,807,583     4,362,159     3,822,325
                                                     ----------    ----------    ----------

Certain operating expenses (Note 2):

  Taxes and insurance                                   338,516       200,690       223,859
  Management fees                                       136,176        85,731        81,426
  Administrative                                         34,697        35,803         4,169
  Operating and maintenance                             143,863        90,070       115,926
                                                     ----------    ----------    ----------

                                                        653,252       412,294       425,380
                                                     ----------    ----------    ----------

Excess of revenue over certain operating expenses    $4,154,331    $3,949,865    $3,396,945
                                                     ==========    ==========    ==========

Property Owner:
   3 - FSP Montague Business Center Corp.
   2 - January 1, 2002 to August 26, 2002 - Teachers Insurance and Annuity
       Association of America August 27, 2002 to December 31, 2002 - FSP Montague Business Center Corp.
   1 - Teachers Insurance and Annuity Association of America


    The accompanying notes are an integral part of these financial statements

                       FSP MONTAGUE BUSINESS CENTER CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES


1.    DESCRIPTION OF THE PROPERTY:

      The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a commercial building located in San Jose, California (the "Property"). The Property consists of two adjacent single-story Class "A" suburban office buildings containing 145,951 square feet located on 9.95 acres of land. The Property was owned by Teacher's Insurance and Annuity Association of America and TIAA Realty, Inc. and sold to FSP Montague Business Center Corp (the "Company") on August 27, 2002.

2.    BASIS OF ACCOUNTING:

      The accompanying statements have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to future operations of the Property.

3.    REVENUE RECOGNITION:

      Rental revenue includes income from leases, certain reimbursable expenses, straight-line rent adjustments and other income associated with renting the property. A summary of rental revenue is shown in the following table:

                                                   Year Ended December 31,
                                               2003         2002         2001
                                            ----------   ----------   ----------

      Income from leases                    $3,788,888   $3,472,106   $2,731,934
      Straight-line rent adjustment            262,263      375,540      679,196
      Reimbursable expenses                    745,269      503,350      411,195
      Other income                              11,163       11,163           --
                                            ----------   ----------   ----------
          Total                             $4,807,583   $4,362,159   $3,822,325
                                            ==========   ==========   ==========

      The Company has retained substantially all of the risks and benefits of the Property and accounts for its leases as operating leases. Rental income from leases, which includes rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its tenants. Reimbursable costs are included in rental income in the period earned.

4.    USE OF ESTIMATES:

      The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

5.    CONCENTRATIONS OF RISKS:

      For the years ended December 31, 2003, 2002, and 2001, rental income was from various lessees. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

                       FSP MONTAGUE BUSINESS CENTER CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES


6.    LEASES:

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                     Year Ending
                     December 31,        Amount
                     ------------     ------------

                         2004         $  3,982,000
                         2005            4,174,000
                         2006            4,390,000
                                      ------------

                                      $ 12,546,000
                                      ============

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

7.    ALLOCATION:

      Allocation of the statements of revenue over certain operating expenses by Property owner, is as follows:

                                  For the period      For the period
                                January 1, 2002 to   August 27, 2002 to     Total
                                  August 26, 2002    December 31, 2002       2002
                                  ---------------    -----------------    ----------

Revenue
  Rental income                       $2,772,694        $1,589,465        $4,362,159
                                      ----------        ----------        ----------

                                       2,772,694         1,589,465         4,362,159
                                      ----------        ----------        ----------

Certain operating expenses
  Taxes and insurance                    117,594            83,096           200,690
  Management fees                         44,055            41,676            85,731
  Administrative                          11,095            24,708            35,803
  Operating and maintenance               60,751            29,319            90,070
                                      ----------        ----------        ----------

                                         233,495           178,799           412,294
                                      ----------        ----------        ----------

Excess of revenue over certain
  operating expenses                  $2,539,199        $1,410,666        $3,949,865
                                      ==========        ==========        ==========

                       FSP MONTAGUE BUSINESS CENTER CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES


8.    CASH DISTRIBUTION:

      The Company declared and paid dividends as follows:

                                  Taxable Income      Return of Capital
Years         Cash Dividends       / per share           / per share
-----         --------------       -----------           -----------

2003           $ 3,713,746           $ 11,119             $    --
2002               287,490                                    861
2001             N/A                   N/A                    N/A

                              FSP ROYAL RIDGE CORP.
                             JUNE 30, 2004 AND 2003


                                    CONTENTS
                                                                            PAGE

Statements of revenue over certain operating expenses                       F-29

Notes accompanying the statements of revenue over certain
   operating expenses                                                       F-30

                              FSP ROYAL RIDGE CORP.
              STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
                     SIX MONTHS ENDED JUNE 30, 2004 AND 2003
                                   (unaudited)


                                                           2004           2003
                                                        ----------      --------
                                                                           (1)
Revenue

  Rental income                                         $1,749,600      $590,491
                                                        ----------      --------

                                                         1,749,600       590,491
                                                        ----------      --------

Certain operating expenses

  Taxes and insurance                                      163,900       147,830
  Management fees                                           68,027         5,509
  Administrative                                             9,361         2,035
  Operating and maintenance                                329,538       265,656
                                                        ----------      --------

                                                           570,826       421,030
                                                        ----------      --------

Excess of revenue over certain operating expenses       $1,178,774      $169,461
                                                        ==========      ========

Property Owner:
 1 - January 1, 2003, to January 29, 2003 - CK Royal 400, LLC
 1 - January 30, 2003, to December 31, 2003 - FSP Royal Ridge Corp.


    The accompanying notes are an integral part of these financial statements

                              FSP ROYAL RIDGE CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
                                   (unaudited)


1.    DESCRIPTION OF THE PROPERTY:

      The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a commercial building located in Alpharetta, Georgia (the "Property"). The Property is a recently constructed six-story Class "A" institutional quality suburban office tower containing approximately 161,366 square feet of rentable space completed in December 2001. The Property was owned by CK Royal 400, LLC and sold to FSP Royal Ridge Corp. (the "Company") on January 30, 2003.

2.    BASIS OF ACCOUNTING:

      The accompanying Statement have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to future operations of the Property.

3.    USE OF ESTIMATES:

      The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

4.    CONCENTRATIONS OF RISKS:

      For the six months ended June 30, 2004, and 2003, rental income was received from three lessees. As such, future receipts are dependent upon the financial strength of these lessees and their ability to perform under the lease agreements.

5.    LEASES:

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                     Year Ending
                     December 31,         Amount
                     ------------     ------------

                         2004         $  1,012,000
                         2005            2,040,000
                         2006            2,071,000
                         2007            2,123,000
                         2008            2,176,000
                      Thereafter         6,750,000
                                      ------------

                                      $ 16,172,000
                                      ============

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

                              FSP ROYAL RIDGE CORP.
                           DECEMBER 31, 2003 AND 2002


                                    CONTENTS
                                                                            PAGE

Independent auditors' report                                                F-32

Statements of revenue over certain operating expenses                       F-33

Notes accompanying the statements of revenue over certain
   operating expenses                                                       F-34

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
FSP Royal Ridge Corp.


We have audited the accompanying statements of revenue over certain operating expenses (the "Statements") of FSP Royal Ridge Corp. for the years ended December 31, 2003 and 2002. These Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statements' presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, and exclude certain expenses described in Note 2 and, therefore, are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, these Statements referred to above present fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of FSP Royal Ridge Corp. for the years ended December 31, 2003 and 2002, in conformity with the basis of accounting described in Note 2.


/s/ Braver and Company, P.C.
Newton, Massachusetts
February 28, 2004

                              FSP ROYAL RIDGE CORP.
              STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
                     YEARS ENDED DECEMBER 31, 2003 AND 2002


                                                          2003           2002
                                                       ----------     ---------
                                                           (2)           (1)
Revenue

  Rental income                                        $2,693,318     $   3,084
                                                       ----------     ---------

                                                        2,693,318         3,084
                                                       ----------     ---------

Certain operating expenses

  Taxes and insurance                                     273,948       184,096
  Management fees                                          73,071        33,212
  Administrative                                          108,814        62,264
  Operating and maintenance                               649,604       526,358
                                                       ----------     ---------

                                                        1,105,437       805,930
                                                       ----------     ---------

Excess of revenue (deficit) over certain
  operating expenses                                   $1,587,881     $(802,846)
                                                       ==========     =========

 Property Owner:
 2 - January 1, 2003, to January 29, 2003 - CK Royal 400, LLC
 2 - January 30, 2003, to December 31, 2003 - FSP Royal Ridge Corp. 1 - CK Royal 400, LLC


    The accompanying notes are an integral part of these financial statements

                              FSP ROYAL RIDGE CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES

1.    DESCRIPTION OF THE PROPERTY:

      The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a commercial building located in Alpharetta, Georgia (the "Property"). The Property is a recently constructed six-story Class "A" institutional quality suburban office tower containing approximately 161,366 square feet of rentable space completed in December 2001. The Property was owned by CK Royal 400, LLC and sold to FSP Royal Ridge Corp. (the "Company") on January 30, 2003.

2.    BASIS OF ACCOUNTING:

      The accompanying Statement have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to future operations of the Property.

3.    REVENUE RECOGNITION:

      Rental revenue includes income from leases, certain reimbursable expenses, and straight-line rent adjustments associated with renting the property. A summary of rental revenue is shown in the following table:

                                           Year Ended December 31,
                                            2003            2002
                                         ----------      ----------
      Income from leases                 $1,152,591      $       --
      Straight-line rent adjustment         954,172              --
      Reimbursable expenses                 586,555           3,084
                                         ----------      ----------

        Total                            $2,693,318      $    3,084
                                         ==========      ==========

      The Company has retained substantially all of the risks and benefits of the Property and accounts for its leases as operating leases. Rental income from leases, which includes rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its tenants. Reimbursable costs are included in rental income in the period earned.

4.    USE OF ESTIMATES:

      The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

5.    CONCENTRATIONS OF RISKS:

      For the years ended December 31, 2003, and 2002, rental income was received from three lessees. As such, future receipts are dependent upon the financial strength of these lessees and their ability to perform under the lease agreements.

                              FSP ROYAL RIDGE CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES

6.    LEASES:

      The Company, as lessor, has minimum future rentals due under noncancellable operating leases as follows:

                     Year Ending
                     December 31,           Amount
                     ------------       ------------

                         2004           $  2,198,000
                         2005              2,040,000
                         2006              2,071,000
                         2007              2,123,000
                         2008              2,176,000
                      Thereafter           6,750,000
                                        ------------

                                        $ 17,358,000
                                        ============

      In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

7.    ALLOCATION:

      Allocation of the statements of revenue over certain operating expenses by Property owner, is as follows:

                                     For the period       For the period
                                   January 1, 2003 to   January 30, 2003 to       Total
                                    January 29, 2003     December 31, 2003         2003
                                    ----------------     -----------------     -----------

Revenue
  Rental income                         $     1,195         $ 2,692,123        $ 2,693,318
                                        -----------         -----------        -----------

                                              1,195           2,692,123          2,693,318
                                        -----------         -----------        -----------

Certain operating expenses
  Taxes and insurance                        19,046             254,902            273,948
  Management fees                             2,652              70,419             73,071
  Administrative                              4,736             104,078            108,814
  Operating and maintenance                  87,616             561,988            649,604
                                        -----------         -----------        -----------

                                            114,050             991,387          1,105,437
                                        -----------         -----------        -----------

(Deficit) excess of revenue over
  certain operating expenses            $  (112,855)        $ 1,700,736        $ 1,587,881
                                        ===========         ===========        ===========

                              FSP ROYAL RIDGE CORP.
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES


8.    CASH DISTRIBUTION:

      The Company declared and paid dividends as follows:

                                Taxable Income    Return of Capital
Years          Cash Dividends     / per share       / per share
-----          --------------     -----------       -----------

2003            $ 1,375,196        $                 $ 4,623
2002              N/A                 N/A              N/A

    FSP Corp. Unaudited Condensed Consolidated Pro Forma Financial Statements

Overview .................................................................. F-38

Unaudited Condensed Consolidated Pro Forma Balance Sheet at
  June 30, 2004 ........................................................... F-39

Unaudited Condensed Consolidated Pro Forma Statement of Income
  for six months ended June 30, 2004 ...................................... F-40

Unaudited Condensed Consolidated Pro Forma Statement of Income
  for the year ended December 31, 2003 .................................... F-41

Notes to Unaudited Condensed Consolidated Pro Forma Financial Statements .. F-42

Overview

      The following unaudited pro forma financial information has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. The pro forma consolidated balance sheets have been presented as if the mergers occurred as of June 30, 2004. The pro forma consolidated statements of income for the six months ended June 30, 2004 and for the year ended December 31, 2003 and the consolidated pro forma statements of cash flow for the six months ended June 30, 2004 and December 31, 2003 are presented as if the mergers occurred at the beginning of the period presented.

      The unaudited pro forma consolidated financial statement data are not necessarily indicative of what the company's actual financial position or results of operations would have been as of the date or for the period indicated, nor do they purport to represent the company's financial position or results of operations as of or for any future period. The unaudited pro forma consolidated financial statement data should be read in conjunction with the financial statements and pro forma financial statements included in this Form 8-K, and FSP Corp.'s Annual Report on Form 10-K for the year ended December 31, 2003 and FSP Corp.'s Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2004.

                        Franklin Street Properties Corp.
                 Condensed Consolidated Pro Forma Balance Sheets
                                  June 30, 2004
                                   (Unaudited)

                                                       Historical       Purchase of
(in thousands)                                        (FSP Corp.)      Target REITs       Adjustments        Pro Forma
-----------------------------------------------------------------------------------------------------------------------

Assets:

Real estate assets, net                                 $ 444,508      $ 135,185(d)         $ 500(c)(d)      $ 580,193
Acquired  favorable leases, net                                --          9,571(d)            --                9,571
Acquired lease origination costs, net                       6,898          4,319(d)            --               11,217
Cash and cash equivalents                                  59,000          6,664(d)          (500)(c)           65,164
Restricted cash                                             1,028             --               --                1,028
Tenant rents receivable, net                                  630             --               --                  630
Straight line rents receivable, net                         4,941             --               --                4,941
Prepaid expenses                                            1,007             --               --                1,007
Investment in non-consolidated REITs                        4,301             --               --                4,301
Deferred leasing commissions, net                           1,082             --               --                1,082
Office computers and equipment, net                           431             --               --                  431
-----------------------------------------------------------------------------------------------------------------------

      Total assets                                      $ 523,826      $ 155,739            $  --            $ 679,565
=======================================================================================================================

Liabilities and stockholders' equity

Liabilities:

Accounts payable and accrued expenses                   $   7,982      $      --            $  --            $   7,982
Accrued compensation                                        1,817             --               --                1,817
Tenant security deposits                                    1,028             --               --                1,028
-----------------------------------------------------------------------------------------------------------------------

      Total liabilities                                    10,827             --               --               10,827
-----------------------------------------------------------------------------------------------------------------------

Stockholders' equity
   Preferred Stock                                             --             --               --                   --
   Common Stock                                                 5              1(i)            --                    6
   Additional paid-- in capital                           512,813        155,738(i)            --              668,551
   Retained earnings (distributions in excess
      of earnings)                                           (225)            --               --                 (225)
   Accumulated undistributed net realized
      gain on sale of properties                              406             --               --                  406
-----------------------------------------------------------------------------------------------------------------------

Total stockholders' equity                                512,999        155,739               --              668,738
-----------------------------------------------------------------------------------------------------------------------

Total liabilities and stockholders' equity              $ 523,826      $ 155,739            $  --            $ 679,565
=======================================================================================================================

See accompanying notes to condensed consolidated pro forma financial statements.

                        Franklin Street Properties Corp.
              Condensed Consolidated Pro Forma Statements of Income
                            For the six months ended
                                  June 30, 2004
                                   (Unaudited)

                                               Historical
(in thousands, except per share amounts)      (FSP Corp.)    Target REITs (l)     Adjustments          Pro Forma
----------------------------------------------------------------------------------------------------------------

Revenue:
     Rental income                              $ 35,067         $12,690           $ (1,080)(d)        $ 46,677
     Syndication fees                              8,448              --                 --               8,448
     Transaction fees                              8,742              --                 --               8,742
     Sponsored REIT income                         2,334              --                 --               2,334
     Other                                           742              --               (118)(e)             624
---------------------------------------------------------------------------------------------------------------

Total revenue                                     55,333          12,690             (1,198)             66,825
---------------------------------------------------------------------------------------------------------------

Expenses:
     Real estate operating expenses                6,771           2,252               (118)(e)           8,905
     Real estate taxes and insurance               4,567           1,465                 --               6,032
     Depreciation and amortization                 6,697              --              1,500(e)            8,662
                                                                                        465(e)
     Sponsored REIT expenses                       1,678              --                 --               1,678
     Selling, general and administrative           3,132              --                420(b)            3,552
     Commissions                                   4,287              --                 --               4,287
     Shares issued as compensation                   162              --                 --                 162
     Interest                                        517              --                 --                 517
---------------------------------------------------------------------------------------------------------------

Total expenses                                    27,811           3,717              2,267              33,795
---------------------------------------------------------------------------------------------------------------

Income(loss) before interest, taxes and
   discontinued operations,                       27,522           8,973             (3,465)             33,030
     Interest income                                 349              --                 --                 349
     Taxes on income (a)(b)                         (976)             --                 --                (976)
---------------------------------------------------------------------------------------------------------------

Net income                                      $ 26,895         $ 8,973           $ (3,465)           $ 32,403
===============================================================================================================

Weighted average shares outstanding,
     basic and diluted                            49,627              --             10,895(i)           60,522
===============================================================================================================

Net income per share basic and diluted          $   0.54         $    --           $     --            $   0.54
===============================================================================================================

See accompanying notes to condensed consolidated pro forma financial statements.

                        Franklin Street Properties Corp.
              Condensed Consolidated Pro Forma Statements of Income
                               For the year ended
                                December 31, 2003
                                   (Unaudited)

                                                                                    2003 Merger
                                                 Historical                         (Pro Forma)
(in thousands, except per share amounts)        (FSP Corp.)    Target REITs (m)    Adjustment (j)    Adjustments      Pro Forma
-------------------------------------------------------------------------------------------------------------------------------

Revenue:
     Rental income                                $49,789          $23,890            $15,204        $ (2,160)(d)     $ 86,723
     Syndication fees                              14,631               --                 --          (5,403)(g)        9,228
     Transaction fees                              14,745               --                 --          (5,558)(g)        9,187
     Sponsored REIT income                          3,452               --                 --          (1,468)(h)        1,984
     Other                                          1,151               --                 --            (204)(e)          674
                                                                                                         (273)(f)
------------------------------------------------------------------------------------------------------------------------------

   Total revenue                                   83,768           23,890             15,204         (15,066)         107,796
==============================================================================================================================

Expenses:
     Real estate operating expenses                10,425            4,635              3,997            (204)(e)       18,853
     Real estate taxes and insurance                6,264            2,883              2,667              --           11,814
     Depreciation and amortization                  9,265               --              3,298           3,930(d)        16,493
     Sponsored REIT expenses                        2,620               --                 --          (1,208)(h)        1,412
     Selling, general and administrative            5,711               --                 --             420(b)         6,131
     Commissions                                    7,291               --                 --              --            7,291
     Interest                                       1,036               --                 --            (264)(g)          772
------------------------------------------------------------------------------------------------------------------------------

   Total expenses                                  42,612            7,518              9,962           2,674           62,766
==============================================================================================================================

Income (loss) before interest, taxes,
   discontinued operations and gain
   on sales of properties                          41,156           16,372              5,242         (17,740)          45,030
     Interest income                                  367               --                117              --              484
     Taxes on income (a)(b)                        (1,700)              --                 --              --           (1,700)
     Income from discontinued operations              195               --                 --              --              195
     Gain on sale of properties,
        net of tax                                  6,362               --                 --              --            6,362
------------------------------------------------------------------------------------------------------------------------------

Net income                                        $46,380          $16,372            $ 5,359        $(17,740)        $ 50,371
==============================================================================================================================

Weighted average shares outstanding,
     basic and diluted                             39,214               --             10,416(j)       10,895(j)        60,525
==============================================================================================================================

Basic and diluted net income per share            $  1.18          $    --            $    --        $     --         $   0.83
==============================================================================================================================

See accompanying notes to condensed consolidated pro forma financial statements.

                        Franklin Street Properties Corp.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)

Basis of Presentation

      The following unaudited pro forma condensed consolidated financial statement presentation has been prepared based upon certain pro forma adjustments to the historical consolidated financial statements of FSP Corp. The pro forma balance sheets are presented as if the mergers occurred as of June 30, 2004. The pro forma statements of income are presented as if the mergers occurred as of the beginning of the period.

      The mergers will be treated as a purchase of assets and each Target REIT's assets and liabilities will be recorded on FSP Corp.'s books at their fair value as of the effective date of the mergers.

                              PRO FORMA ADJUSTMENTS

      Certain assumptions regarding the operations of FSP Corp. have been made in connection with the preparation of the pro forma condensed consolidated financial information. These assumptions are as follows:

      (a) FSP Corp. and each of the Target REITs have elected to be, and are qualified as, a real estate investment trust for federal income tax purposes. Each entity has met the various required tests; therefore, no provision for federal or state income taxes have been reflected on real estate operations.


      (b) FSP Corp. has subsidiaries which are not in the business of real estate operations. Those subsidiaries are taxable as real estate investment trust subsidiaries (each, a "TRS") and are subject to income taxes at regular tax rates. The taxes on income shown in the pro forma statements of operations are the taxes on income incurred by the TRS. There are no material items that would cause a deferred tax asset or a deferred tax liability.

                        Franklin Street Properties Corp.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


      (c) The costs of the mergers to FSP Corp. are estimated at $500,000 and are reflected as paid as of June 30, 2004 and are capitalized to the assets acquired.

      (d) The cost of the property (including capitalized merger costs of $500,000) has been allocated to real estate investments, acquired lease origination costs and acquired favorable leases. Acquired lease origination costs represent the value associated with acquiring an in-place lease (i.e. the market cost to execute a similar lease, including leasing commission, legal, vacancy and other related costs). Acquired favorable leases represents the value associated with a lease which has a rental stream with above market rates. The value assigned to buildings land and to leases approximates their fair value.

            The following schedule shows the allocation of the aggregate cost of the properties based upon appraised values. Depreciation and amortization for the Target REITs is based on a preliminary allocation of the purchase price to real estate investments and to the leases acquired. The allocation is subject to change as additional information is obtained. An increase in the allocation to lease origination costs will result in an increase in amortization expense. For each $1,000,000 increase in lease origination costs, the related pro forma amortization expense will increase by approximately $200,000 per year.

                                                                         Depreciation and Amortization
                                                                          for the             for the
      (in thousands)                                      Life       Six months ended        Year Ended
                 Asset Category             Amount       (years)       June 30, 2004     December 31, 2003
      -----------------------------------------------------------------------------------------------------

      Land                                $  18,707        N/A             $    --              $    --
      Buildings and improvements            116,978        39                1,500                3,000
                                          ---------                        -------              -------
         Real estate investments            135,685                          1,500                3,000
                                          ---------                        -------              -------

      Acquired lease origination costs        4,319      3 - 6                 465                  930
      Acquired favorable leases               9,571      3 - 6               1,080                2,160
                                          ---------                        -------              -------
         Total lease costs                   13,890                          1,545                3,090
                                          ---------                        -------              -------
            Total                         $ 149,575                        $ 3,045              $ 6,090
                                          =========                        =======              =======

            In addition to real estate assets, FSP Corp. is also acquiring approximately $6,664,000 in cash from the Target REITs. Other assets and liabilities, net, are expected to be immaterial at the effective date of the mergers.

      (e) Management fees charged by FSP Corp. to the Target REITs have been eliminated from revenue and expenses as follows.

                   Six Months Ended                 Year Ended
                    June 30, 2004                December 31, 2003
            -------------------------------------------------------------
                      $ 118,000                      $ 204,000

                        Franklin Street Properties Corp.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


      (f) Interest of $273,000 charged by FSP Corp. on loans to the two Target REITs syndicated in 2003 has been eliminated from revenue and expenses. See footnote (g) for additional interest expense incurred during syndications.

      (g) Income and expenses directly related to the syndication of two Target REITs in 2003 have been eliminated. A summary of these items is as follows:

            Revenue directly related to the syndication of two Target REITs in 2003 that is included in FSP Corp.'s financial statements as follows:

            Loan origination fees                $ 4,902,000
            Other organization costs                 656,000
                                                 -----------
               Total transaction fees                            $  5,558,000

            Syndication fees, gross              $ 6,820,000
            Syndication fees, rebates             (1,417,000)
                                                 -----------
            Total syndication fees, net                             5,403,000
                                                                 ------------

               Total revenue adjustment                          $ 10,961,000
                                                                 ============

            The two Target REITs have accounted for these fees in their financial statements as follows:

            Interest expense                                     $ 4,902,000
            Real estate acquisition costs                            656,000
                                                                 -----------
                                                                 $ 5,558,000
                                                                 ===========

            Gross syndication fees recorded as an
               offset to additional paid-in capital              $ 6,820,000
                                                                 ===========

            In connection with the syndication of the two Target REITs in 2003, FSP Corp. incurred direct expenses of $264,000 relating to interest expense that is eliminated in the pro forma statement of income.

      (h) Represents the elimination of FSP Corp's proportionate share of Sponsored REIT revenue and expense while the Target REITs were being syndicated by FSP Corp.

            (in thousands)             Six Months Ended       Year Ended
                                         June 30, 2004     December 31, 2003
            ------------------------------------------------------------------
            Sponsored REIT revenue        $        --           $   1,468
            Sponsored REIT expenses                --               1,208
                                          -----------           ---------
                                          $        --           $     260
                                          ===========           =========

                        Franklin Street Properties Corp.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


      (i) Approximately 10,894,994 million shares of FSP common stock, par value of $0.0001 per share, will be issued in exchange for the 1822.5 outstanding shares of Target REIT preferred Stock in connection with the mergers.

      (j) Represents the revenue and expenses of the 13 sponsored REITs acquired by FSP Corp. for the period January 1, 2003 to May 31, 2003, the date of acquisition.

                                                          For the period
            (unadudited)                                  January 1, 2003
            (in thousands)                                to May 31, 2003
                                                          ---------------

            Revenue                                          $  15,204
            Real estate operating expenses                      (3,997)
            Real estate taxes and insurance                     (2,667)
            Deprciation and amortization                        (3,298)
            Interest income                                        117
                                                             ---------
            Net income                                       $   5,359
                                                             =========

            Weighted average shares outstanding are adjusted by approximately 10,416,000 shares which is the impact of the shares assumed to be issued on January 1, 2003.

      (k) The following table summarizes the assets acquired from the Target REITs as of June 30, 2004.

(in thousands)
                                      Montague   Addison Circle   Royal Ridge   Collins Crossing      Total
                                      --------   --------------   -----------   ----------------    ----------

Assets:
Real estate, cost (1)                $   20,000     $   54,500     $   26,075       $   48,500      $  149,075
Cash                                      2,035          1,677            967            1,985           6,664
Other assets and liabilities, net            --             --             --               --              --
                                     ----------     ----------     ----------       ----------      ----------
   Total assets acquired             $   22,035     $   56,177     $   27,042       $   50,485      $  155,739
                                     ==========     ==========     ==========       ==========      ==========

      (1) Cost of property at appraised value including land, buildings and acquired leases.

                        Franklin Street Properties Corp.
         NOTES TO CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                   (Unaudited)


      (l) The following information represents the historical revenue and certain operating expenses of the Target REITs for the six months ended June 30, 2004.

(in thousands)
                                     Montague    Addison Circle   Royal Ridge   Collins Crossing     Total
                                     --------    --------------   -----------   ----------------   ----------

Revenue:
Rental                              $    2,296     $    4,720      $    1,750      $    3,924      $   12,690
                                    ----------     ----------      ----------      ----------      ----------
Total Revenue                            2,296          4,720           1,750           3,924          12,690
                                    ----------     ----------      ----------      ----------      ----------

Expenses:
Rental operating expenses                  131            805             407             909           2,252
Real estate taxes and insurance            140            683             164             478           1,465
                                    ----------     ----------      ----------      ----------      ----------
Total expenses                             271          1,488             571           1,387           3,717
                                    ----------     ----------      ----------      ----------      ----------

Net income                          $    2,025     $    3,232      $    1,179      $    2,537      $    8,973
                                    ==========     ==========      ==========      ==========      ==========

      (m) The following information represents the historical revenue and certain operating expenses for the Target REITs for the year ended December 31, 2003.

(in thousands)
                                     Montague    Addison Circle   Royal Ridge   Collins Crossing     Total
                                     --------    --------------   -----------   ----------------   ----------

Revenue:
Rental                              $    4,807     $    8,579      $    2,693       $    7,811     $   23,890
                                    ----------     ----------      ----------       ----------     ----------
Total Revenue                            4,807          8,579           2,693            7,811         23,890
                                    ----------     ----------      ----------       ----------     ----------

Expenses:
Rental operating expenses                  314          1,783             831            1,707          4,635
Real estate taxes and insurance            339          1,354             274              916          2,883
                                    ----------     ----------      ----------       ----------     ----------
Total expenses                             653          3,137           1,105            2,623          7,518
                                    ----------     ----------      ----------       ----------     ----------

Net income                          $    4,154     $    5,442      $    1,588       $    5,188     $   16,372
                                    ==========     ==========      ==========       ==========     ==========